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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
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       Date of Report (Date of earliest event reported) JANUARY 5, 2006

                               INFOCROSSING, INC.
             (Exact name of registrant as specified in its charter)

              DELAWARE                 0-20824              13-3252333
    (State or other jurisdiction    (Commission            (IRS Employer
          Of incorporation)         File Number)         Identification No.)



      2 CHRISTIE HEIGHTS STREET LEONIA, NEW JERSEY               07605
        (Address of principal executive offices)               (Zip Code)

                                 (201) 840-4700
              (Registrant's telephone number, including area code.)


                                       N/A
         (Former name and former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A. 2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240. 14a- 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))




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SAFE HARBOR FOR FORWARD-LOOKING AND CAUTIONARY STATEMENTS

This report may contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. As such, final results could differ from estimates or expectations due to risks and uncertainties, including, but not limited to: incomplete or preliminary information; changes in government regulations and policies; continued acceptance of Infocrossing, Inc.'s products and services in the marketplace; competitive factors; closing contracts with new customers and renewing contracts with existing customers on favorable terms; expanding services to existing customers; new products; technological changes; Infocrossing, Inc.'s dependence upon third-party suppliers; intellectual property rights; difficulties with the identification, completion, and integration of acquisitions, including the integration of Infocrossing Healthcare Services, Inc., f/k/a Verizon Information Technologies Inc., and (i)Structure, LLC; and other risks. For any of these factors, Infocrossing, Inc. (the "Company") claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, as amended.


ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 5, 2006, the Company executed an employment agreement (the "Agreement") with Richard Giordanella pursuant to which Mr. Giordanella will serve as the Company's President Enterprise Application Services. Mr. Giordanella had been Chief Executive Officer of Soft Link Solutions, Inc. The employment agreement has an effective date as of January 1, 2006.

The Agreement provides for a term of three years, with provisions for annual renewals thereafter; a base salary of $300,000, which may be adjusted upwards annually by the compensation committee of the Company's Board of Directors; the ability to earn a bonus of up to 100% of his annual salary based upon the achievement of goals to be determined by the compensation committee; grants of fully-vested options, pursuant to the terms of the Company's 2005 Stock Plan, on January 1, 2007 and January 1, 2008, provided Mr. Giordanella is actively employed by the Company at the applicable time, to acquire 75,000 shares and 50,000 shares, respectively, of the Company's common stock at an exercise price equal to the fair market value of such stock value as of the time of grant; and in certain circumstances, a severance arrangement for the payment of base salary for a period of up to eight months.

A copy the Agreement is filed as Exhibit 10 to this report and is incorporated herein by reference. The foregoing description of the Agreement is qualified in its entirety by the complete text of the Agreement.

Mr. Giordanella joined the Company in December 2005. Upon the commencement of his employment, he was awarded, pursuant to the terms of the Company's 2005 Stock Plan, a fully-vested option to acquire 75,000 shares of the Company's common stock at an exercise price equal to the fair market value of such stock as of the time of grant.


ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

On January 5, 2006, the Company issued 216,241 shares of common stock, $0.01 par value, to Soft Link Solutions, Inc. as partial payment for the purchase of certain assets from such company. This transaction is exempt from registration pursuant to Section 4(2) of the Securities Act of 1933.




ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (d) EXHIBITS.

The following materials are attached as exhibits to this Current Report on Form 8-K:

EXHIBIT
NUMBER                                 DESCRIPTION
----------  --------------------------------------------------------------------

   10          Employment Agreement between the Company and Richard C.
               Giordanella, dated January 5, 2006.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 6, 2006              INFOCROSSING, INC.
                                   Registrant

                                   By:  /s/ NICHOLAS J. LETIZIA
                                        ---------------------------
                                        Name: Nicholas J. Letizia
                                        Title:  SVP, General Counsel & Secretary




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                                  EXHIBIT INDEX
EXHIBIT
NUMBER                                                    DESCRIPTION
----------  --------------------------------------------------------------------

   10          Employment Agreement between the Company and Richard C.
               Giordanella, dated January 5, 2006.


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